UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 14a-12

AMEDISYS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMEDISYS, INC.

3854 AMERICAN WAY, SUITE A

BATON ROUGE, LA 70816

                D81956-P73722

Your Vote Counts!

AMEDISYS, INC.

2022 Annual Meeting

Vote by June 8, 2022 11:59 PM ET. For shares held in a Plan,

vote by June 7, 2022 11:59 PM ET.

You invested in AMEDISYS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

							Board
Voting Items							Recommends

1.	Election of Directors

	Nominees:

	01)	Vickie L. Capps	04)	Julie D. Klapstein	07)	Bruce D. Perkins	For
	02)	Molly J. Coye, MD	05)	Teresa L. Kline	08)	Jeffery A. Rideout, MD
	03)	Christopher T. Gerard	06)	Paul B. Kusserow	09)	Ivanetta Davis Samuels

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.						For

3.	To approve, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers, as set forth in the Company’s 2022 Proxy Statement (“Say on Pay” Vote).						For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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                                     D81957-P73722